Exhibit 10.1

Execution Version

SECOND AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

This SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) dated as of February 3, 2021, is among NORTHERN OIL AND GAS, INC., a Delaware corporation (the “Borrower”), each of the Lenders party hereto and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent (in such capacity, together with its successors in such capacity, the “Administrative Agent”).

RECITALS

A. The Borrower, the Administrative Agent and the Lenders are party to that certain Second Amended and Restated Credit Agreement dated as of November 22, 2019, (as amended by that certain First Amendment to Second Amended and Restated Credit Agreement, dated as of July 8, 2020, and as otherwise amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.

B. The Borrower, the Administrative Agent and the Lenders party hereto have agreed to amend certain provisions of the Credit Agreement as more fully set forth herein.

C. NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Amendment, shall have the meaning ascribed such term in the Credit Agreement after giving effect to this Amendment. Unless otherwise indicated, all references to sections in this Amendment refer to sections in the Credit Agreement as amended by this Amendment.

Section 2. Amendments to Credit Agreement. The Credit Agreement is hereby amended effective as of the Second Amendment Effective Date (as defined below) as follows:

2.1 Amendments to Section 1.02

(a) Section 1.02 of the Credit Agreement is hereby amended by adding the following new defined terms in proper alphabetical order as follows:

“Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution.

“Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.

“Second Amendment” means that certain Second Amendment to Second Amended and Restated Credit Agreement, dated as of February 3, 2021.

“Second Amendment Effective Date” has the meaning assigned to such term in the Second Amendment.

“UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended form time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.

“UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.

(b) Section 1.02 of the Credit Agreement is hereby amended by amending and restating the following defined terms as follows:

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.

“Bail-In Legislation” means, (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).

“Permitted Debt” means Permitted Second Lien Notes, Permitted Senior Notes, the Purchaser Note, any Debt incurred in reliance on Section 9.02(n) and any Permitted Refinancing Debt thereof.

“Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write- down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.

(c) Section 1.02 of the Credit Agreement is hereby amended by amending the definition of “Excess Cash” by adding a new clause (g) at the end thereof as follows:

“and (g) any cash allocated for, reserved or otherwise set aside to pay, within one Business Day, amounts pursuant to an optional redemption, repurchase or other repayment of the Second Lien Notes or the Purchaser Note, so long as such cash is deposited in a deposit account subject to an Account Control Agreement”

2.2 Section 8.01(p) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(p) Notice of Permitted Debt Issuance. Written notice on or prior to (or, in the case of Section 9.02(m), promptly following) the offering of any Permitted Debt incurred in reliance on Section 9.02(f), Section 9.02(h), Section 9.02(m) or Section 9.02(n), the amount thereof and the anticipated date of closing and any material agreements governing such Permitted Debt; provided, however, that in lieu of the delivery requirements hereunder in respect of Section 9.02(m), to the extent such information and agreements have been published in a Form 8-K on EDGAR or the Borrower’s website, such publication shall satisfy the Borrower’s delivery requirements under this Section 8.01(p).

2.3 Clause (viii) to the proviso of Section 9.02(f) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(viii) such Debt does not have any mandatory prepayment or redemption provisions which would require a mandatory prepayment or redemption thereof in priority to the Secured Obligations (other than (a) customary change of control tender offer provisions, (b) asset sale or casualty or condemnation event tender offer provisions, to the extent such provisions in this clause (b) first permit, at the option of the Borrower, prepayment in full of the Secured Obligations (or permit at the option of the Borrower the net cash proceeds to be applied first to the prepayment of the Secured Obligations) or (c) customary acceleration rights after an event of default);

2.4 Section 9.02 of the Credit Agreement is hereby amended by adding a new clause (n) at the end thereof as follows:

(n) the one-time incurrence of Debt constituting unsecured senior Debt securities in an aggregate principal amount not to exceed $600,000,000 and any guarantees thereof; provided that (i) such Debt is incurred on or before March 31, 2021, (ii) both before and immediately after giving effect to the incurrence of such Debt, no Default or Event of Default has occurred and is continuing or would result therefrom (after giving effect to any concurrent repayment of Debt with the proceeds thereof); (iii) such Debt and any guarantees thereof (A) are on terms and conditions that are not more restrictive, taken as a whole, than those contained in this Agreement and the other Loan Documents, as reasonably determined by the Borrower in good faith, and (B) do not contain financial covenants that are more restrictive than those contained in this Agreement and the other Loan Documents, unless in the case of clause (A) or (B), such more restrictive terms are incorporated into this Agreement, mutatis mutandis, are offered to the Lenders in good faith or are otherwise applicable only after the payment in full of the Loans; (iv) such Debt does not have any scheduled principal amortization prior to the date that is 91 days after the Maturity Date; (v) such Debt does not mature sooner than the date that is 91 days after the Maturity Date; (vi) the economic terms of such Debt and any guarantees thereof, taken as a whole, are on market terms for issuers of similar size and credit quality given the then prevailing market conditions as reasonably determined by the Borrower in good faith; (vii) immediately after giving effect to the incurrence of such Debt and any guarantees thereof and the substantially contemporaneous application of proceeds therefrom, the Pro Forma Net Leverage Ratio shall not exceed 3.50 to 1.00; (viii) such Debt does not have any mandatory prepayment or redemption provisions which would require a mandatory prepayment or redemption thereof in priority to the Secured Obligations (other than (a) customary change of control tender offer provisions, (b) asset sale or casualty or condemnation event tender offer provisions, to the extent such provisions in this clause (b) first permit, at the option of the Borrower, prepayment in full of the Secured Obligations (or permit at the option of the Borrower the net cash proceeds to be applied first to the prepayment of the Secured Obligations) or (c) customary acceleration rights after an event of default); (ix) no Subsidiary or other Person is required to guarantee such Debt unless such Subsidiary or other Person has guaranteed the Secured Obligations pursuant to the Guaranty and Collateral Agreement; (x) the Borrower shall have complied with Section 8.01(p) and (xi) the net proceeds of such Debt shall be used solely to (A) prepay any Borrowing, (B) to Redeem the outstanding Second Lien Notes, (C) to prepay the Purchaser Note and/or (D) to fund the cash consideration pursuant to the Specified Purchase Agreement.

2.5 Section 9.02(h) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(h) Permitted Refinancing Debt and any guarantees thereof, the proceeds of which shall be used concurrently with the incurrence thereof to refinance any outstanding Permitted Debt permitted under Section 9.02(f), Section 9.02(g), Section 9.02(m) and Section 9.02(n) or to refinance any outstanding Refinanced Debt, as the case may be.

2.6 Section 9.04(b)(i) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(i) call, make or offer to make any optional Redemption of or otherwise optionally Redeem whether in whole or in part or optionally repay any Permitted Debt, except (v) the Second Lien Redemption and the Second Lien Exchange, (w)(A) any optional Redemption of the Purchaser Note and (B) any optional Redemption of other Permitted Debt, in the case of clause (B), up to an aggregate amount not to exceed $200,000,000, and in the case of clauses (A) and (B), so long as both before and immediately after giving effect thereto, each of the RP/Investment Conditions is satisfied, (x) with proceeds of Permitted Refinancing Debt, (y) with the net cash proceeds of any issuance or sale of or the exchange or conversion into Equity Interests (other than Disqualified Capital Stock) of the Borrower (other than the Specified Equity Issuance (as defined in the Second Amendment)) or (z) optional Redemption of the Second Lien Notes and Purchaser Note in an aggregate amount not to exceed the sum of (A) the amount of the net cash proceeds of the Debt incurred in reliance on Section 9.02(n) plus (B) the amount of the net cash proceeds received by the Borrower from the Specified Equity Issuance minus (C) the amount of cash consideration paid under the Specified Purchase Agreement (as defined in the Second Amendment), so long as such Redemption occurs by May 15, 2021; or

2.7 Section 12.19 of the Credit Agreement is hereby amended by replacing (a) any references to “EEA Financial Institution” with a reference to “Affected Financial Institution” and (b) any references to “an EEA Resolution Authority” with a reference to “the applicable Resolution Authority”.

Section 3. Borrowing Base. Unless waived by the Majority Lenders, if (a) the Closing Date described in that certain Purchase and Sale Agreement by and between Reliance Marcellus, LLC, as seller, and Northern Oil and Gas, Inc., as purchaser, dated as of [•], 2021 (the “Specified Purchase Agreement”) shall not have occurred on or before April 30, 2021, (b) the Specified Purchase Agreement shall have terminated, (c) any portion of the Assets described in the Specified Purchase Agreement are acquired by an Affiliate of the Borrower that is not the Borrower or a Guarantor or any such Affiliate shall obtain a right to receive any such Assets; provided that, for the avoidance of doubt, Arch Investment Partners, LLC shall not be considered an Affiliate for purposes of this Section 3(c), (d) prior to the application of proceeds from the incurrence of Debt contemplated by Section 9.02(n), any Affiliate of the Borrower other than the Borrower or a Guarantor shall receive or obtain a right to receive any such proceeds or (e) the Borrower has not Redeemed the Second Lien Notes in full on or before May 15, 2021, the Borrowing Base shall be automatically and immediately reduced by an amount equal to the product of 0.25 multiplied by an amount equal to the sum of (x) the net proceeds of the Debt incurred in reliance on Section 9.02(n) minus (y) the amount at such time by which (i) the principal, accrued interest and fees and premium amounts of the Second Lien Notes and (ii) the principal, accrued interest and fees and premium amounts of the Purchaser Note have been reduced by the Borrower from and after the Second Amendment Effective Date; provided that any date set forth in this Section 3 may be extended by the Majority Lenders.

Section 4. Conditions Precedent. This Amendment shall become effective on the date, when each of the following conditions is satisfied (the “Second Amendment Effective Date”):

4.1 The Administrative Agent shall have executed and received from the Majority Lenders and the Borrower, counterparts (in such number as may be requested by the Administrative Agent) of this Amendment signed on behalf of each such Person.

4.2 Immediately after giving effect to this Amendment, no Default, Event of Default or Borrowing Base Deficiency shall have occurred and be continuing.

4.3 Each representation and warranty contained in Section 5 hereof shall be true and correct in all material respects (except for those which have a materiality qualifier, which are true and correct in all respects as so qualified), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, on and as of the date hereof, such representations and warranties shall continue to be true and correct in all material respects (except for those which have a materiality qualifier, which shall be true and correct in all respects as so qualified) as of such specified earlier date.

4.4 The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Second Amendment Effective Date, including, without limitation, the reimbursement or payment of all reasonable and documented out-of-pocket fees and expenses in accordance with Section 12.03(a) of the Credit Agreement.

4.5 The Borrower shall have launched an offering of unsecured senior Debt securities in an aggregate principal amount not to exceed $[600,000,000], the Borrower shall have launched an offering of Equity Interests (other than Disqualified Capital Stock) to be used to partially fund the consideration to be paid under the Specified Purchase Agreement (the “Specified Equity Issuance”) and the Borrower shall have signed the Specified Purchase Agreement.

Section 5. Representations and Warranties. In order to induce the Administrative Agent and the Lenders to enter into this Amendment, the Borrower hereby represents and warrants to the Administrative Agent and the Lenders that:

5.1 Accuracy of Representations and Warranties. Each representation and warranty of each Credit Party contained in each Loan Document are true and correct in all material respects (except for those which have a materiality qualifier, which are true and correct in all respects as so qualified) on and as of the date hereof, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties continue to be true and correct in all material respects (except for those which have a materiality qualifier, which are true and correct in all respects as so qualified) as of such specified earlier date.

5.2 Due Authorization, No Conflicts. The execution, delivery and performance by the Borrower of this Amendment are within the Borrower’s corporate powers, have been duly authorized by necessary action, require no action by or in respect of, or filing with, any governmental body, agency or official (other than filings with the SEC required under applicable law) and do not violate or constitute a default under any provision of applicable law, the Second Lien Indenture or any agreement evidencing Material Debt binding upon any Credit Party, or result in the creation or imposition of any Lien upon any Property of any Credit Party.

5.3 Validity and Binding Effect. This Amendment constitutes the valid and binding obligations of the Borrower enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditor’s rights generally, and subject to general principles of equity, regardless of whether considered in a proceeding in equity or law.

5.4 Absence of Defaults. No Default or Event of Default has occurred that is continuing immediately prior to and after giving effect to this Amendment.

Section 6. Miscellaneous.

6.1 Confirmation. The Credit Agreement and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. This Amendment shall for all purposes constitute a Loan Document.

6.2 Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page to this Amendment by fax, facsimile, as an attachment to an email or other similar electronic means shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Amendment shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

6.3 No Oral Agreement. This Amendment, the Credit Agreement and the other Loan Documents represent the final agreement among the parties hereto and thereto and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

6.4 GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

6.5 Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable and documented out-of-pocket costs and expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby in accordance with Section 12.03 of the Credit Agreement.

6.6 Severability. Any provision of this Amendment which is held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof or thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

6.7 Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

6.8 Miscellaneous. Section 12.09(b), (c) and (d) of the Credit Agreement shall apply to this Amendment, mutatis mutandis.

6.9 Notices. This Amendment shall serve as written notice, (a) in accordance with Section 8.01(j) of the Credit Agreement, of the Borrower’s intent to acquire Oil and Gas Properties having an aggregate value in excess of 5% of the Borrowing Base pursuant to the Specified Purchase Agreement and (b) in accordance with Section 8.01(p) of the Credit Agreement, of the offering of Permitted Debt incurred in reliance on Section 9.02(n) of the Credit Agreement.

[Signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed effective as of the day and year first above written.

BORROWER:

NORTHERN OIL AND GAS, INC.

By:	/s/ Nicholas O’Grady
Name:	Nicholas O’Grady
Title:	Chief Executive Officer

Signature Page to Second Amendment to Second Amended and Restated Credit Agreement

Northern Oil and Gas, Inc.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent

By:	/s/ Jonathan Herrick
Name:	Jonathan Herrick
Title:	Director

Signature Page to Second Amendment to Second Amended and Restated Credit Agreement

Northern Oil and Gas, Inc.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Jonathan Herrick
Name:	Jonathan Herrick
Title:	Director

Signature Page to Second Amendment to Second Amended and Restated Credit Agreement

Northern Oil and Gas, Inc.

ABN AMRO Capital USA LLC, as a Lender

By:	/s/ Darrell Holley
Name:	Darrell Holley
Title:	Managing Director

By:	/s/ Elizabeth Johnson
Name:	Elizabeth Johnson
Title:	Executive Director

Signature Page to Second Amendment to Second Amended and Restated Credit Agreement

Northern Oil and Gas, Inc.

Royal Bank of Canada, as a Lender

By:	/s/ Don J. McKinnerney
Name:	Don J. McKinnerney
Title:	Authorized Signatory

Signature Page to Second Amendment to Second Amended and Restated Credit Agreement

Northern Oil and Gas, Inc.

TRUIST BANK, as a Lender

By:	/s/ Samantha Sanford
Name:	Samantha Sanford
Title:	Vice President

Signature Page to Second Amendment to Second Amended and Restated Credit Agreement

Northern Oil and Gas, Inc.

CITIZENS BANK, N.A., as a Lender

By:	/s/ David Baron
Name:	David Baron
Title:	Vice President

Signature Page to Second Amendment to Second Amended and Restated Credit Agreement

Northern Oil and Gas, Inc.

FIFTH THIRD BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Thomas Kleiderer
Name:	Thomas Kleiderer
Title:	Managing Director

Signature Page to Second Amendment to Second Amended and Restated Credit Agreement

Northern Oil and Gas, Inc.

U.S. Bank National Association, as a Lender

By:	/s/ Bruce Hernandez
Name:	Bruce Hernandez
Title:	Senior Vice President

Signature Page to Second Amendment to Second Amended and Restated Credit Agreement

Northern Oil and Gas, Inc.

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Christopher Kuna
Name:	Christopher Kuna
Title:	Senior Director

Signature Page to Second Amendment to Second Amended and Restated Credit Agreement

Northern Oil and Gas, Inc.

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Victor F. Cruz
Name:	Victor F. Cruz
Title:	Director

Signature Page to Second Amendment to Second Amended and Restated Credit Agreement

Northern Oil and Gas, Inc.

CADENCE BANK N.A., as a Lender

By:	/s/ Eric Broussard
Name:	Eric Broussard
Title:	Executive Vice President

Signature Page to Second Amendment to Second Amended and Restated Credit Agreement

Northern Oil and Gas, Inc.

Cathay Bank, as a Lender

By:	/s/ Dale T. Wilson
Name:	Dale T. Wilson
Title:	Senior Vice President

Signature Page to Second Amendment to Second Amended and Restated Credit Agreement

Northern Oil and Gas, Inc.

CIT BANK, N.A., as a Lender

By:	/s/ John Feeley
Name:	John Feeley
Title:	Director

Signature Page to Second Amendment to Second Amended and Restated Credit Agreement

Northern Oil and Gas, Inc.

Morgan Stanley Bank, N.A., as a Lender

By:	/s/ Marisa Moss
Name:	Marisa Moss
Title:	Authorized Signatory

Signature Page to Second Amendment to Second Amended and Restated Credit Agreement

Northern Oil and Gas, Inc.

Goldman Sachs Lending Partners LLC, as a Lender

By:	/s/ Dan Martis
Name:	Dan Martis
Title:	Authorized Signatory

Signature Page to Second Amendment to Second Amended and Restated Credit Agreement

Northern Oil and Gas, Inc.